JEFFERSON-PILOT CORPORATION

                          MATERIAL CONTRACTS
                                                            EXHIBIT 10



March 8, 1993

Mr. John Hopkins
2847 Dover Road NW
Atlanta, Georgia 30327

Dear John:

We are very excited at the prospect of you and Laurie joining the Jefferson-Pilot Corporation. As you are aware, the potential for the development of the company is enormous, and you can play a key role in achieving that end! I have outlined below the terms of our proposed agreement, and if you find them acceptable, please sign and return one copy for our files. Should there be questions, please call me at the number above, or at home.

1.  Starting Date:  Either 4-12-93, or 4-19-93.

2. Title: Executive Vice President and General Counsel of JP Life, and Senior Vice President and General Counsel of JP Corporation.

3. Reports/Duties: Responsible for all legal activities and legal staff (SEC, Corporate Secretary, EEO, Tax, Investments, Insurance, Acquisitions, etc.). Membership on the Senior Management Committee assisting CEO in strategic development of the corporation. Other functional reports as assigned after the initial indoctrination.

4.  Compensation:

    a. Base salary of $265,000 per annum subject to annual review for increases. (With satisfactory performance, every effort will be made to reach $300,000 by the end of two years.)

    b. Annual Bonus - Consistent with plan for key employees with range of -

             16% for minimum performance
             32% for target performance
             48% for maximum performance

        We will guarantee you a bonus of at least 30% of earned salary for the 1993 plan year, as a transition year. (See plan attached).






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Page 2
John Hopkins
Agreement


    c.  Stock Options:

                  On employment - 15,000 shares
                     1994       -  7,500 shares
                     1995       -  7,500 shares

5.  Other:

    a. Transition Expenses: A payment of $35,000 for transition expenses at employment.

    b. Benefit Plans: The customary Jefferson-Pilot group life, health, and retirement benefits for executives will be provided and we will waive waiting periods and service requirements for all benefits. Four weeks of vacation will be provided per annum. A Golf Club initiation fee will also be paid.

    c. Home Purchase/Moving Expenses: After reviewing the two appraisals provided of you present home, we are prepared to purchase it for $600,000 (with no realty commission). Other aspects of the relocation and moving expenses are covered in the material previously furnished to you. A furnished apartment (up to $1050 per month) will be provided in Greensboro for up to 6 months as needed for the relocation.

John, the compensation outlined above is guaranteed for a period of three years except in the event of death, disability or retirement (in which case plan provisions apply).

Finally, we encourage you to retain you Board memberships with the Rock Tenn and Columbus Mill as we discussed.

This agreement is subject to final referencing as we discussed. We also need a written statement from you that you are in good health to the best of your knowledge and belief.

Best personal regards.

Sincerely,

/s/David A. Stonecipher

David A. Stonecipher

September 20, 1993

Mr. Dennis Glass
4210 Old Leads Road
Birmingham, Alabama  38212

Dear Dennis:

We are very excited at the prospect of you and Deborah joining the Jefferson-Pilot Corporation. As you are aware, the potential for the development of the company is enormous, and you will play a key role in achieving that end! I have outlined below the terms of our proposed agreement, and if you find them acceptable, please sign and return one copy for our files. Should there be questions, please call me at the number above, or at home.

1.  Starting Date:  In October 1993, as determined.

2. Title: Executive Vice President and Chief Financial Officer of JP Life, and Senior Vice President and Chief Financial Officer of JP Corporation.

3. Reports/Duties: Responsible for all Chief Financial Officer activities and staff as follows:

    -  SVP/Chief Accounting Officer and Corporate Accounting staff.

    -  SVP/Corporate Development-Investor Relations and Data Services
       Company.

    -  SVP/Information Services - Information Services staff.

    - SVP/Corporate Planning & Corporate Actuary - Strategic Planning and Development.

    -  Real Estate Development.

    Membership on the Finance Committee. You will also be proposed for membership on the Life Company Board.

4.  Compensation:

    a. Base salary of $300,000 per annum subject to annual review for increases.

    b. Annual Bonus - Consistent with plan for key employees with range of -

             16% for minimum performance
             32% for target performance
             48% for maximum performance

        We will guarantee you a bonus of at least $125,000 for the 1994 plan year, as a transition year.

Page 2
Dennis Glass
Agreement

    c. Long Term Incentive Plan - Participation in plan at 3 times CGR in EPS subject to terms of plan. First pay out after 1994 plan year.

    d. Stock Options - Ten year options, vested upon receipt, and priced at stock price on date granted, equal to:

                                      On employment - 25,000 shares
                                         1994       -  7,500 shares
                                         1995       -  7,500 shares

5.  Other:

    a. Transition Expenses: A payment of $25,000 for transition expenses at employment, plus reimbursement of $130,000 (payable $100,000 at employment and $30,000 in March 1994) for 1993 bonus lost from your present employer because of your early departure.

    b. Benefit Plans: The customary Jefferson-Pilot group life, health, and retirement benefits for executives will be provided and we will waive waiting periods and service requirements for the Group Medical, Supplemental and Dependent Life and LTD plans subject to a statement of good health from your current physician. Four weeks of vacation will be provided per annum.
        A Golf Club initiation fee will also be paid.

    c. Relocation: We will review the two appraisals provided on your present home and make every effort to purchase it for the indicated appraised value (with no realty commission). Other aspects of the relocation and moving expenses are covered in the material previously furnished to you.

The compensation outlined above is guaranteed for a period of three years except in the event of death, disability or retirement (in which case plan provisions apply).

Again, let me say how pleased I am to have the opportunity of building a great company together.

Best personal regards.

Sincerely,

/s/David A. Stonecipher

David A. Stonecipher

September 20, 1993


Mr. Jay Yelton
The Investment Centre, Inc.
300 Galleria Parkway - Suite 1200
Atlanta, Georgia 30339

Dear Jay:

We are very excited at the prospect of you and Susan joining the Jefferson-Pilot Corporation. As you are aware, the potential for the development of the company is enormous, and you will play a key role in achieving that end! I have outlined below the terms of our proposed agreement, and if you find them acceptable, please sign and return one copy for our files. Should there be questions, please call me at the number above, or at home.

1.  Starting Date:  In October 1993, as determined.

2. Title: Executive Vice President - Investments of JP Life, and Senior Vice President - Investments of JP Corporation.

3. Reports/Duties: Responsible for all investments activities (excluding Treasury functions and any new Real Estate Development) and investment staff (bonds, stocks, mortgage loans, real estate management, mutual funds, etc.) Membership on the Senior Management Committee assisting CEO in strategic development of the corporation. Membership on the Finance Committee. You will also be proposed for membership on the Life Company Board.

4.  Compensation:

    a. Base salary of $250,000 per annum subject to annual review for increases.

    b. Annual Bonus - Consistent with plan for key employees with range of -

             16% for minimum performance
             32% for target performance
             48% for maximum performance

        We will guarantee you a bonus of at least 30% of earned salary for the 1994 plan year, as a transition year.

    c. Long Term Incentive Plan - Participation in plan at 3 times CGR in EPS subject to terms of plan. First pay out after 1994 plan year.

Page 2
E. J. Yelton
Agreement


    d. Stock Options - Ten year options, vested upon receipt, and priced at stock price on date granted, equal to:

                                      On employment - 15,000 shares
                                         1994       -  7,500 shares
                                         1995       -  7,500 shares

5.  Other:

    a. Transition Expenses: A payment of $25,000 for transition expenses at employment, plus reimbursement of $75,000 for 1993 bonus lost from your present employer because of your early departure.

    b. Benefit Plans: The customary Jefferson-Pilot group life, health, and retirement benefits for executives will be provided and we will waive waiting periods and service requirements for the Group Medical, Supplemental and Dependent Life and
        LTD plans subject to a statement of good health from your current physician. Four weeks of vacation will be provided per annum. A Golf Club initiation fee will also be paid.

    c. Relocation: Aspects of the relocation and moving expenses are covered in the material previously furnished to you.

The compensation outlined above is guaranteed for a period of three years except in the event of death, disability or retirement (in which case plan provisions apply).

Again, let me say how pleased I am to have the opportunity of building a great company together.

Best personal regards.

Sincerely,

/s/David A. Stonecipher

David A. Stonecipher